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                                                                Exhibit 10(r)

                                                                EXECUTION COPY

                                AMENDMENT NO. 7
                          Dated as of January 31, 1995
                                       to
                                 LOAN AGREEMENT
                         Dated as of February 13, 1992


   THIS AMENDMENT NO. 7 TO LOAN AGREEMENT ("Amendment") is entered into as of January 31, 1995 by and among THE LAMSON & SESSIONS CO., an Ohio corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the sole "Lender" (as defined in the Loan Agreement referred to below) and GE Capital as agent for the Lenders (in such capacity, the "Agent").

                             PRELIMINARY STATEMENT

   A. The Borrower, the Lender and the Agent are parties to that certain Loan Agreement dated as of February 13, 1992 (as amended by that certain Amendment No. 1 and Waiver dated as of February 11, 1993, that certain Amendment No. 2 and Consent dated as of March 1, 1994, that certain Amendment No. 3 dated as of March 31, 1994, that certain Amendment No. 4 and Consent dated as of May 27, 1994, that certain Amendment No. 5 dated as of June 10, 1994 and that certain Amendment No. 6 dated as of September 30, 1994, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

   B. The Borrower, the Lender and the Agent have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

   NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

   SECTION 1. AMENDMENTS TO THE LOAN AGREEMENT. Effective as of the date first above written, subject to the satisfaction of the conditions precedent set forth in SECTION 2 below, the Loan Agreement is hereby amended as follows:



   1.1 SECTION 1.1 of the Credit Agreement by adding the following definitions, to be inserted in SECTION 1.1 in the appropriate alphabetical order:

        "IRB LETTER OF CREDIT" shall mean any Letter of Credit issued in respect of Borrower's obligations under and in connection with the IRBs.
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     "MAXIMUM IRB LETTER OF CREDIT AMOUNT" shall mean, at any time, the lesser of (i) $12,000,000 or (2) the minimum aggregate undrawn face amount of the letters of credit required to be maintained by Borrower at such time in respect of its obligations under the IRBs in accordance with the terms of such IRBs.

     "MAXIMUM NON-IRB LETTER OF CREDIT AMOUNT" shall mean $3,000,000.

     "NON-IRB LETTER OF CREDIT" shall mean any stand-by or documentary Letter of Credit, other than an IRB Letter of Credit.

   1.2 SECTION 1.1 of the Credit Agreement is further amended by amending and restating the definition of "MAXIMUM LETTER OF CREDIT AMOUNT" as follows:

     "MAXIMUM LETTER OF CREDIT AMOUNT" shall mean the sum of the Maximum IRB Letter of Credit Amount and the Maximum Non-IRB Letter of Credit Amount.

   1.3  SECTION 3.1 of the Credit Agreement is amended and restated as follows:

     3.1 AGREEMENT TO ISSUE; PURPOSE OF LETTERS OF CREDIT. Upon and subject to the terms and conditions hereof, GE Capital agrees to issue or cause to be issued, on the Closing Date or from time to time thereafter as may be required of or requested by Borrower, Letters of Credit for the account of Borrower in an aggregate undrawn face amount of up to the Maximum Letter of Credit Amount. The aggregate undrawn face amount of IRB Letters of Credit shall not exceed the Maximum IRB Letter of Credit Amount and the aggregate undrawn face amount of Non-IRB Letters of Credit shall not exceed the Maximum Non-IRB Letter of Credit Amount. Notwithstanding anything contained herein to the contrary, the Letters of Credit and the Reimbursement Obligations shall constitute financial accommodations under the Revolving Credit Loan Facility.

   1.4 SECTION 3.2 of the Credit Agreement is amended by adding the following at the beginning of subsection (b) thereof:

     "in the case of an IRB Letter of Credit,"

   1.5 SECTION 3.3 of the Credit Agreement is amended by amending and restating SECTIONS 3.3(a)(iii) and (iv) as follows:


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     (iii)  if, after giving effect to the issuance of such Letter of Credit, the aggregate undrawn face amount of all Letters of Credit would exceed the Maximum Letter of Credit Amount, the aggregate undrawn face amount of all IRB Letters of Credit would exceed the Maximum IRB Letter of Credit Amount, or the aggregate undrawn face amount of all Non-IRB Letters of Credit would exceed the Maximum Non-IRB Letter of Credit Amount; or

     (iv) which has an expiration date (excluding any extensions thereof) (a) in the case of an IRB Letter of Credit, later than that required pursuant to the documents governing the relevant IRB with respect to which such Letter of Credit is to be issued, or (b) in the case of any Letter of Credit, after the Business Day next preceding the Commitment Termination Date.

   SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first above written upon receipt by the Agent of the following:

   (i) four (4) copies of this Amendment duly executed by the Borrower, the Lender and the Agent;

   (ii) a Certificate of Secretary of the Borrower certifying (A) the names and signatures of the officers of the Borrower authorized to execute the Amendment, and (B) that attached thereto is a true and complete copy of the resolutions of the Borrower's Board of Directors approving and authorizing the execution, delivery and performance of the Amendment documents referred to in CLAUSE (A) above; and

   (iii) Reaffirmations of Guaranty and Security Agreement in substantially the form of EXHIBIT A attached hereto, duly executed by each of Carlon Chimes and Youngstown Steel Door.

   SECTION 3.  COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE BORROWER.
               ---------------------------------------------------------
   3.1 Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

   3.2 The Borrower hereby represents and warrants that this Amendment constitutes the legal, valid and binding





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obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

   SECTION 4.  REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.
               ---------------------------------------------
   4.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

   4.2 Except as specifically amended hereby, the Loan Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

   4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

   SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

   SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.





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   SECTION 7.  HEADINGS.  Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                                        THE LAMSON AND SESSIONS CO.


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as the Agent
                                        and as the sole Lender

                                        By:
                                           ---------------------------
                                           Name:
                                           Title:





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                                   EXHIBIT A
                                       to
                                   Amendment

           FORM OF REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT
           --------------------------------------------------------

                                  (Attached.)





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                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

   The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 7 to Loan Agreement of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as amended from time to time prior to the date hereof, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Date: January   , 1995
              --
                                                [Names of Guarantor]


                                                By:
                                                     --------------------------
                                                Title:


AMENDNO6.FNL (2/22/95 9:03pm)





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